                                                                   Exhibit 10.48

                  Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                     DEVELOPMENT AND DISTRIBUTION AGREEMENT
                     --------------------------------------

This Development and Distribution Agreement (the "Agreement") is made and entered into as of this 30th day of April, 2002 by and between America Online, Inc., a Delaware corporation ("AOL"), and TiVo Inc., a Delaware corporation ("TiVo") (each a "Party" and, collectively, the "Parties").


                                 R E C I T A L S

WHEREAS, AOL and TiVo entered into a Product Integration and Marketing Agreement dated June 9, 2000 (the "Original Agreement") pursuant to which AOL and TiVo undertook to develop an integrated product that would enable AOL's "AOL TV(R)" service to be bundled with and installed on a TiVo personal digital video recorder and to market and distribute such integrated product solely in the United States; and

WHEREAS, AOL and TiVo intend that this Agreement terminate, replace and supersede the Original Agreement in its entirety.


                                A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AOL and TiVo, intending to be legally bound, agree as follows:

1.   Certain Definitions.

     Capitalized terms used but not defined in the Agreement will be as defined in Schedule 1 attached hereto.

2.   Amended and Restated Agreement.

     This Agreement terminates, replaces and supersedes the Original Agreement in its entirety. The Original Agreement is hereby terminated and has no further force or effect. Each Party hereby releases and discharges each other from any and all claims, liens, charges and other rights with respect to the Original Agreement.

3.   Obligations related to the Development and Delivery.

     3.1  Joint Responsibilities. Joint responsibilities of the Parties
          ----------------------
          hereunder shall include, without limitation, the following:

          (a) AOL and TiVo will jointly coordinate the development of the Specifications to ensure compatibility and integration between the AOL TV Service (existing as of the Effective Date) and the TiVo Platform. TiVo will be responsible for the development and integration of the AOL TV Application and the development of the Mercury Application, as set forth in Schedule 2.

          (b) AOL and TiVo will meet via teleconference or in person on a regularly scheduled basis to discuss progress on the development or marketing obligations set forth herein. AOL and TiVo each shall designate a program manager ("Program Manager") who shall be the principal point of contact between them for all matters relating to this Agreement. The initial Program Manager for AOL shall be Peter Nush and the initial Program Manager for TiVo shall be Vic Alessi. AOL and TiVo may designate new Program Managers and other personnel responsible for particular tasks related to this Agreement by written notice to the other Party.

          (c) TiVo will develop[*] as set forth in Schedule 11 in accordance with the Milestone Schedule set forth in Schedule 2. AOL shall use commercially reasonable efforts to (i) provide to TiVo [*] required from [*]and[*] necessary to develop and demonstrate the prototype for[*]. AOL believes in good faith it has through its existing agreements or can obtain through commercially reasonable efforts [*]from [*] or[*]for the work described at Schedule 11. TiVo agrees and acknowledges that it must execute the standard [*]required by each of [*]and[*] (which are substantially similar to the [*]obligations undertaken by AOL with such party) prior to the provision by AOL of any necessary sublicense of such third party rights (a "Third Party Passthrough") and prior to receiving any information or materials or documentation belonging to each such party. In the event that TiVo is unable or unwilling to enter into such [*]with each party, TiVo shall promptly refund to AOL the initial payment allocated to[*], and the Parties shall have no further obligation to each other with respect to[*]. In the event, notwithstanding AOL's commercially reasonable efforts, that either [*]or[*] refuses to or is otherwise unable or unwilling to perform the work identified for such party in Schedule 11, the Parties shall use commercially reasonable efforts to identify a substitute project whereby the Parties would jointly develop a [*]similarly suitable for deployment [*], and if the Parties are unable to identify a substitute project, the Parties will use commercially reasonable efforts to agree in good faith upon the reallocation of the funds paid by AOL to TiVo for[*], provided, however, that if the Parties, notwithstanding their good faith commercially reasonable efforts, fail to agree upon the reallocation, then the Parties shall agree in writing to cancel[*], and neither Party shall have any further obligation to the other with respect to [*] (including without limitation, any obligation of TiVo to refund the initial payment paid by AOL for[*].)

          (d)  Acceptance Criteria. The Parties shall use commercially
               -------------------
               reasonable efforts and work in good faith to mutually agree upon Acceptance Criteria within sixty (60) days of the Effective Date. AOL has provided a draft of such Acceptance Criteria to TiVo, and TiVo agrees that the final Acceptance Criteria shall be based upon the draft Acceptance Criteria provided by AOL. AOL is willing to agree to the draft Acceptance Criteria provided by AOL as of the Effective Date; in the event the Parties are unable, notwithstanding their commercially reasonable and good faith efforts, to agree upon Acceptance Criteria within sixty (60) days, either Party shall have the right to terminate this Agreement solely with respect to the Development Activities covered by the Acceptance Criteria, and TiVo shall promptly refund to AOL all amounts paid by AOL to TiVo hereunder for such Development Activities minus TiVo's reasonably documented expenses incurred during such sixty (60) day period.

     3.2  Development Obligations of TiVo.
          -------------------------------

          (a)  Development. As of the Effective Date, TiVo has completed
               -----------
               development of the TiVo Platform. Based on such TiVo Platform, TiVo shall develop the AOL TV Application and the Mercury Application in accordance with the Specifications and the milestone schedule set forth in Schedule 2 (the "Milestone Schedule").

               (i) TiVo will develop Documentation necessary for the testing, operation, and use of the AOL TV Application and the Mercury Application running on or in conjunction with the TiVo Platform and will deliver such Documentation, in both print and machine-readable format, to AOL. Documentation shall include release dates and version numbers to facilitate its use with the Deliverables.

               (ii) TiVo will provide AOL with [*]oral and written reports of its progress in the development of the Deliverables in a format to be mutually agreed upon by the Parties.

                    During the Term of this Agreement, TiVo shall not make or implement any changes to the TiVo


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     requested with respect to the omitted portions.

                    Platform that materially degrade the performance or accessibility of the AOLTV Application, Mercury Application, [*].

          (b)  Change Requests. Within sixty (60) days of the Effective Date
               ---------------
               with respect to the AOL TV Application or the Mercury Application, and during the Term with respect to[*], AOL may, from time to time, request changes (consisting of additions, modifications, reallocation of development funds, deletions or other revisions) to the Specifications or to the Development Activities provided such changes relate to development work for a [*]product or service for AOL or its Affiliates, subject to TiVo's consent, [*]. Following the date occurring sixty (60) days after the Effective Date, the Parties may from time to time agree to changes (consisting of additions, modifications, reallocation of development funds, deletions or other revisions) to the Specifications or to the Development Activities identified for the AOL TV Application or the Mercury Application. Each change request must be reflected in a written document signed by both Parties that includes a detailed description of the specific change, along with any modified specifications and desired completion date(s) ("Change Request"). Each Change Request duly authorized in writing by the Parties shall constitute a formal amendment to this Agreement, and shall be deemed incorporated into and shall become part of this Agreement. A Change Request shall have no effect on the rights and obligations of TiVo or AOL with respect to products delivered or services provided before the effective date of the Change Request. The Parties shall negotiate in good faith the terms, conditions (including any changes to the Milestone Schedule), and allocation of costs related to the implementation of any Change Request.

          (c)  Delivery and Approval.
               ---------------------

               (i)  Delivery. TiVo shall deliver all Deliverables and
                    --------
                    [*]hereunder to AOL in accordance with the Milestone Schedule. Without limitation of the foregoing, all such Deliverables and all jointly-owned or AOL-owned elements of [*]shall be provided to AOL in both Source Code and object code and via electronic means mutually agreed to by the Parties.

               (ii) Acceptance Testing. Prior to delivery of the Deliverables to
                    ------------------
                    AOL, TiVo will perform its standard qualification testing. Specifically, TiVo's standard qualification testing shall include without limitation (A) efforts to diagnose any failure of the Deliverable to comply with the Specifications and the Acceptance Criteria prior to and during any testing; and (B) correction of any such failure diagnosed by TiVo or reported to TiVo in writing. Within [*]days of receipt, AOL will test the Deliverables (including, without limitation, all Documentation therefor), in accordance with standard diagnostic practices, to determine whether or not it substantially complies with the Acceptance Criteria. AOL shall, within such [*]day period, provide TiVo with written Acceptance of the Deliverable or a statement identifying any failure of the Deliverable to comply with the Acceptance Criteria in sufficient detail for TiVo to recreate such non-compliance. In the event AOL identifies such a failure and rejects the Deliverable, TiVo shall have [*]days from TiVo's receipt of notice of such rejection to repair the failure and resubmit the units of the repaired Deliverable for testing. AOL shall then have [*]days after receipt of the resubmitted Deliverable to determine whether such version passes Acceptance testing. The Parties may repeat the aforementioned process, provided, however, that [*]to deliver a Deliverable that has been accepted by AOL in accordance with this Section by the date specified for "AOLTV Application Manufacturing Release as a Third Party Application", in the case of the AOLTV Application, the date specified for "Mercury Application Manufacturing Release as a Third Party Application", in the case of the Mercury Application, or by the date specified for "Full prototype demo; [*]", in the case of[*]in the Milestone Schedule, as mutually adjusted pursuant to Section 3.4 (or Sections 3.1(c) or 3.2(b), as applicable) shall [*]of this Agreement. Each such date shall be [*]


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                                        3

              (iii) Test Units. TiVo shall provide (directly or indirectly
                    ----------
                    through a Manufacturer) and AOL shall have the right, but not the obligation, to purchase up to [*]total units of the TiVo Platform. At AOL's request, TiVo shall assist AOL in obtaining such units directly from the Manufacturer at production cost, which the Parties anticipate will be no more than [*]per unit. AOL and TiVo acknowledge and agree that AOL has purchased [*]total units as of the Effective Date. For each production run of development units provided to AOL directly by TiVo, TiVo shall provide documentation containing lists and descriptions of known errors and limitations for such production run.

               (iv) TiVo Cooperation. During the thirty (30) day Acceptance
                    ----------------
                    period and any subsequent periods referenced in Section 3.2(c)(ii) above, TiVo will provide AOL personnel with telephone and e-mail access to TiVo development and quality assurance personnel, during standard TiVo business hours to answer questions about the development and architecture of the AOLTV Application and Mercury Application, and the infrastructure required to support them. A single point of contact at each Party will be identified for emergencies that require AOL communication with TiVo during[*]the designated TiVo contact will be provided to AOL for use in such emergencies.

               (v)  No Effect on TiVo's Other Obligations. AOL's inspection or
                    -------------------------------------
                    failure to inspect, and AOL's Acceptance of the Deliverables shall in no way relieve TiVo of its obligations under this Agreement, including without limitation Section 5.1 of
                    Schedule 4.

          (d)  Support of AOL. TiVo will provide for the sole and exclusive
               --------------
               benefit of AOL, support of the AOL TV Application and the Mercury Application during the Warranty Period, in accordance with
               Section 5.1 of Schedule 4. Such support does not extend to any AOL TV Service End Users and specifically excludes any obligation to provide corrections for errors in the operation of the AOL TV Service if such errors are attributable to the AOL TV Service and not the AOL TV Application or Mercury Application. In addition, TiVo shall provide support of the AOL TV Application and the Mercury Application as set forth in Schedule 10 (Maintenance) for the lesser of (i) [*]from the first date of deployment for each of the AOL TV Application and the Mercury Application, or (ii) [*]from the date of final Acceptance of the "Manufacturing Release as a Third Party Application" for each such AOL TV Application and Mercury Application, [*].

          (e)  Launch and Hosting Services. Following the commercial launch of
               ---------------------------
               the Mercury Application, if any, subject to AOL's option to host the Mercury Application in its entirety, during the Term and specifically for the Mercury Application, TiVo will receive specified information from AOL's servers and will provide backend connectivity, through the TiVo Service, to provide such information to the AOL TV-Enabled Products. Notwithstanding anything contained herein, launch of the Mercury Application on the AOL Service shall at all times be within AOL's sole discretion. AOL will be solely responsible for providing front-end services of the Mercury Application for the personal computer presentation to AOL TV Service End Users. The hosting of the Mercury Application, and the responsibilities of AOL and TiVo for the initial hosting and interconnectivity, are more specifically set forth in Schedule 6. Notwithstanding the foregoing, AOL shall have the option at any point during the Term, in AOL's sole discretion, to perform all or a part of the hosting responsibilities initially allocated to TiVo or to discontinue the provision of the Mercury service in its entirety; provided that if AOL elects to transition the TiVo hosted portions (excluding components related to the TiVo Service) to AOL, then AOL shall pay any costs reasonably incurred by TiVo in such transition.

          (f)  Provisioning Support. The TiVo Platform shall include service
               --------------------
               provisioning and download support required to remotely update, manage and maintain the AOL TV Application and Mercury Application, in a multiple service, closed loop bit and information management system (the

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                                        4

               "Provisioning Support") [*], unless otherwise agreed by the Parties. Such Provisioning Support also shall include without limitation, download of [*]in TiVo's regularly scheduled update downloads, download of [*]subject to [*]and service testing and certification. The AOL TV Application shall operate substantially in accordance with the specifications for maximum downtime, service interruption and degradation as set forth in the Specifications; provided that in no event shall TiVo be responsible for any downtime, service interruption or degradation attributable to the AOL communications network or the AOL TV Service. Notwithstanding the foregoing, if AOL does not [*]from the AOL TV Service as enabled on the TiVo Platform (excluding out any [*]offered to End Users), then TiVo will[*]such Provisioning Support provided [*]for such Provisioning Support (i.e., actual [*]plus [*]).

               (i) [*]In the event an [*]arises with regard to the AOL TV Application, TiVo shall work in good faith with AOL to develop a plan to test and certify (as required) within [*]or as soon thereafter as possible of notification from AOL of the need for such [*]and to [*]the [*]For purposes of this provision, such [*]shall [*]TiVo's routine business operations, [*] shall [*]related to the TiVo Platform or TiVo Service (i.e., comparable to the [*].

               (ii) Dispute Process. In the event that the Parties dispute
                    ---------------
                    whether [*]constitutes an[*], or regarding the [*]plan for the[*], the dispute shall be immediately escalated to the Management Committee for resolution in accordance with
                    Section 16.1 of Schedule 4; provided that the Management Committee shall, within[*]business days of notice of the dispute, use its best efforts to meet (in person or by telephone) to resolve such dispute.

                    AOL shall [*]TiVo for [*]in [*]any such [*].

          (g) [*]. Within thirty (30) days of the Effective Date, TiVo shall cooperate with AOL to ensure that [*]are [*]in an[*], and upon the Effective Date the Parties shall execute [*]attached hereto as Schedule 9. Such [*]entered into by the Parties shall remain in effect for the Term. TiVo shall update the [*]for each [*]of the TiVo [*]that is[*] TiVo, but in no event shall TiVo be obligated hereunder to [*]more than[*]. If for any reason, the[*]expires or is terminated during the Term of this Agreement (except in the event of termination by TiVo for a Material Breach by AOL of this Agreement), other than upon the occurrence of a [*]as defined in the[*], then [*]may require [*] to place the [*]in [*]for AOL pursuant to[*]on substantially [*]as the[*]. If for any reason, any such [*]are not in the [*]of an[*]pursuant to such [*]upon the occurrence of a[*]shall provide such [*]to[*] immediately upon [*]written request and [*]shall have the rights and obligations with respect thereto set forth in the[*]. [*]shall[*]associated with such[*].

          (h)  Technology License Option. For a period of [*]from the Effective
               -------------------------
               Date or if the Parties do not agree in writing to cancel [*]development pursuant to Section 3.1(c) until completion of[*]development, whichever occurs last, AOL shall have the option to receive a license to the TiVo technology incorporated within the TiVo Platform and the related server software on terms and condition consistent with those terms and conditions set forth in Schedule 7.

          (i)  AOL Time Warner. Nothing in this Agreement (including the fact of
               ---------------
               this Agreement) shall be construed to acknowledge, waive or otherwise prejudice any rights or defenses of AOL Time Warner Inc. and/or its Affiliates or TiVo with respect to the reproduction, use, display, distribution, or performance by TiVo of content owned or licensed by AOL Time Warner Inc. and/or its Affiliates. Further, nothing in this Agreement (including the fact of this Agreement) shall be construed to make representations or any commitments on behalf of, or in any way bind, AOL Time Warner Inc. and/or any other Affiliates of AOL, Inc.

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                                        5

     3.3  Delivery and Development Obligations of AOL.
          -------------------------------------------

          (a)  AOL's Assistance. AOL shall, at AOL's expense, furnish TiVo with
               ----------------
               materials specified in the Milestone Schedule and Specifications, including without limitation the AOL Toolkit in object form (collectively, "AOL Materials").

          (b)  Network Access. AOL will provide connectivity for the AOL TV
               --------------
               Service only. AOL will agree to continue discussions with TiVo concerning AOL assuming responsibility for certain connectivity, network hosting, and customer support services for the TiVo Platform and for certain services enabled on the TiVo Platform.

          (c)  Subscriber Documentation. AOL will develop documentation for the
               ------------------------
               AOL TV Application instructing End Users how to subscribe to and use the AOL TV Service ("Subscriber Documentation"). TiVo will include this documentation in the TiVo packaging for all TiVo products containing the TiVo Platform with the AOL TV Application (each an "AOL TV-Enabled Product"). AOL shall be responsible for all costs associated with the preparation, design and reproduction of all such Subscriber Documentation prior to TiVo's distribution.

     3.4  TiVo Responsibility for Performance. TiVo acknowledges and agrees that
          -----------------------------------
          it is solely responsible for performance of its obligations to develop the AOL TV Application and the Mercury Application so that each conforms in all material respects to the applicable Specifications, as warranted by TiVo in Section 5 of Schedule 4. Notwithstanding the foregoing, TiVo shall not be in breach of the foregoing obligation to complete its development activities by a [*]to the extent TiVo fails to perform such obligation because TiVo received the AOL Materials later than the date specified in the Milestone Schedule (including materials or assistance to be provided by [*]or[*]), and to the extent such date has not been equitably adjusted by the Parties in accordance with the following sentence. If the a milestone date specified in the Milestone Schedule is missed due to the fault of AOL (or in the case of the[*], due to [*]or[*]), the Parties shall mutually agree upon a reasonable equitable adjustment of the Milestone Schedule to account for the delay, solely to the extent such fault caused the delay.

4.   The TiVo Platform.

     4.1  Hard Drive Allocation. On all TiVo Platforms controlled by TiVo (as
          ---------------------
          further defined in Section 8.3 of this Agreement) and containing the AOL TV Application, in addition to the storage capacity for the AOL TV Application, TiVo will allocate to AOLstorage capacity on the Hard Drive of the TiVo Platform for the AOL TV Application for the purpose of operating the AOL TV Service as follows: (a) no less than [*]for the[*], provided that such storage capacity [*]following completion of system testing, system resource constraints permitting; and (b) [*]for application data storage. The storage capacity allocated to the AOL TV Application may be increased to accommodate additional AOL TV offerings in the future, as mutually agreed upon by the Parties.

     4.2  Remote Device Hardware Costs. AOL shall be solely responsible for
          ----------------------------
          modifying, manufacturing or having manufactured, and distributing a generic remote keyboard for use with the AOL TV-Enabled Products (the "AOL Keyboard"). [*]AOL acknowledges and agrees that TiVo has provided AOL with the TiVo technology and information necessary to allow AOL to modify the AOL Keyboard for direct access to the TiVo Service.

5.   The AOL TV Service.

     5.1  AOL TV Service. Except as otherwise provided herein, AOL shall, at its
          --------------
          expense, be responsible for programming, operation and management, including any and all billing of End Users of the AOL TV Service. Except as otherwise set forth in this Agreement, AOL shall determine, in its sole and absolute

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                                        6
          discretion, branding, terms of use, functionality, content, features, registration, advertising, e-commerce, m-commerce on the AOL TV Service. In addition, AOL may, at any time and in its sole and absolute discretion, discontinue the AOL TV Service and/or AOL TV Application without any liability whatsoever to TiVo; provided that AOL shall use commercially reasonable efforts to provide TiVo with a minimum of [*]days' written notice prior to discontinuing the AOL TV Service. Except as otherwise provided herein, during the Term, AOL will use best efforts to ensure that the AOL TV Service performs without persistent or gross malfunction. In the event that there are recurring [*]with the AOL TV Service (excluding any such issues to the extent they are attributable to the functions of the AOL TV Application), such issues shall be escalated to the Management Committee for resolution in accordance with Section 16.1 of Schedule 4 and, if such [*]continues for a period of not less than[*], TiVo shall have the right to discontinue the promotion and loading the AOL TV Application on AOLTV-Enabled Products pending resolution by the Management Committee, provided, however, TiVo shall resume promotion and the loading of the AOLTV Application as soon after the [*]is resolved as is practicable, and shall notify AOL within [*]upon resolution of the [*]of the time frame for resumption of promotion and loading activities. Any dispute between the Parties with respect to the timeframe for resumption of promotion and loading activities shall be immediately referred to the Management Committee for resolution.

6.   Viewer Data

     6.1  TiVo Viewer Data. End User data collected by TiVo as part of the TiVo
          ----------------
          Service subscription and payment process or otherwise generated through use of the TiVo Platform or TiVo Service, shall be owned by TiVo (the "TiVo Data").

     6.2  AOL Viewer Data. End User data collected by AOL as part of the AOL TV
          ---------------
          Service subscription and payment process or otherwise generated through use of the AOL TV Service, shall be owned by AOL (the "AOL TV Data").

     6.3  Mercury Viewer Data. End User data collected by either Party that is
          -------------------
          generated through the use of the Mercury Application shall be jointly owned by the Parties, with no duty of accounting. Each Party agrees to provide the other Party with a copy of any such collected data within thirty (30) days of the date of collection and in a form mutually agreed to by the Parties.

     6.4  Privacy Policy. Notwithstanding anything else contained herein, each
          --------------
          Party's collection and use of End User data shall at all times comply with the applicable privacy policy under which such information was collected. The Parties shall mutually agree upon, and implement a means of conveying to End Users, which privacy policy is applicable to information or collected during an End User's use of the AOL TV Service, AOL TV Application, Mercury Application and the TiVo Service.

7.   Development Costs; Revenue Share
     --------------------------------

     7.1  Development Costs. In consideration for TiVo's satisfaction of its
          -----------------
          obligations herein, AOL shall pay to TiVo a total of [*]as follows;

          (a) For the AOL TV Application and Mercury Application, [*]of which shall be paid upon the Effective Date and the remaining[*]to be paid in accordance with the AOL TV Application and Mercury Application Milestone Schedule.

          (b) For the[*]of which shall be paid upon the Effective Date and the remaining [*]to be paid in accordance with [*]Milestone Schedule.

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                                        7

     7.2  Revenue Share. In addition to the development costs in Section 7.1,
          -------------
          AOL shall pay to TiVo [*]of all subscription revenues generated by AOL that are based on or attributable to the AOL TV Service as enabled on each TiVo-Controlled TiVo Platform distributed in accordance with
          Section 8.3 herein. Such revenue share shall accrue at the time such revenue is collected by AOL and shall be paid on a quarterly basis, with payment due simultaneous with submission of the report required under Section 7.2(a) below.

          (a)  Reporting. Commencing the first calendar month following the
               ---------
               launch of the AOL TV-Enabled Product, and within thirty (30) days following the end of each calendar month thereafter, AOL shall submit to TiVo a report detailing, for the reporting period: (i) the number of all Qualified AOL TV Service End Users; (ii) the amount of all subscription revenues generated by AOL that is based on or attributable to Qualified AOL TV Service End Users; and (iii) the amount paid to TiVo based on the foregoing, along with any reasonable supporting data and information reasonably requested by TiVo. Each Party shall keep and provide the reports set forth in Section 3.3(d) and (e), as applicable, of Schedule 4.

          (b)  Records and Audits. For as long as the AOL TV Service is provided
               ------------------
               to AOL TV-Enabled Products and for [*]thereafter, or if longer, as mandated by applicable law, each Party shall maintain complete, current and accurate records substantiating the reports provided under Section 7.2(a) above and Section 3.3(d) and (e) of
               Schedule 4 and documenting the revenue share due and payable to the other Party under this Agreement (the "Records") Each Party shall have the right to designate an independent auditor to conduct an inspection and audit of such other Party's Records, and to obtain true and correct photocopies thereof, during regular business hours at the other Party's offices. Any and all information reviewed by the independent auditor under this
               Section 7.2(b) is Confidential Information of the Party maintaining such records. The auditing Party shall provide the audited Party with at least ten (10) days' advance notice of any such audit and the audit shall be conducted no more frequently than once per year and in a manner that does not unreasonably interfere with the audited Party's normal business activities. If any such audit should disclose any underpayments on behalf of the audited Party, the audited Party shall promptly pay the auditing Party such underpaid amounts, together with interest thereon at one and one half percent (1.5%) per month or the highest rate allowed by law, whichever is less, from the date such amount was owed until paid by the audited Party. If any such audit should disclose any overpayments, the auditing Party shall promptly pay the audited Party such overpaid amounts, less the expenses incurred by the auditing Party in connection with the audit. Any such audit shall be at the auditing Party's expense, provided, however, that if the audit reveals that the audited Party has underpaid the auditing Party by five percent (5%) or more of the amounts paid during such audited period, then the audited Party shall promptly reimburse the auditing Party for all expenses incurred by the audited Party in connection with the audit.

     7.3  Invoices. Amounts to be paid by AOL to TiVo pursuant to this Agreement
          --------
          (except for the initial payments made on the Effective Date) (including those set forth in Section 7.1, 7.2 or Section 8.3 (b), as applicable) shall be paid by AOL within thirty (30) days of the date of an undisputed invoice.

     7.4  Taxes. Neither Party shall be required to reimburse the other Party
          -----
          for any taxes, including, without limitation, ad valorem personal property taxes, state and local privilege, franchise and excise taxes based on gross revenue, and taxes based on or measured by such Party's net income.

8.   Distribution, Marketing and Promotion.

     8.1  TiVo Marketing. During the Term, commencing immediately preceding or
          --------------
          following the commercial release of the first AOL TV-Enabled Product, and in selected marketing campaigns (including without limitation, marketing campaigns where TiVo mentions third party applications enabled on the TiVo Platform, both online and offline promotions, and product packaging) for the TiVo Platform containing

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                                        8
          the AOL TV Application, TiVo will promote the TiVo Platform as an AOL TV-Enabled Product. TiVo's promotion and marketing activities, when taken as a whole, will promote the TiVo Platform as an AOL TV-Enabled Product [*]. All marketing of the AOL TV-Enabled Product shall be substantially in accordance with TiVo's then-current marketing plan.

     8.2  AOL Marketing and Branding. During the Term, commencing immediately
          --------------------------
          preceding or following the commercial release of the first AOL TV-Enabled Product[*]. Such online marketing and promotion shall include, (a) promotion of the TiVo Platform and TiVo Service as AOLTV-enabled wherever the AOLTV Application is generally promoted on the AOL Service; and (b) Mercury Application buttons (i.e., hyperlinks to the Mercury Application features) branded with TiVo branding wherever the Mercury Application functionality is displayed on the AOL Service on a non-exclusive basis for at least [*]from Launch of the Mercury Application, as follows: (i) [*].

     8.3  Distribution.
          ------------

          (a) During the Term (following completion of the Development Activities and Acceptance), TiVo shall make the AOL TV Application available on all TiVo Platforms distributed in the Territory, provided, however, that in the event a third party with Control over the distribution of a TiVo Platform objects to the placement of the AOL TV Application on such TiVo Platform , in lieu of TiVo's obligation to distribute the AOL TV Application, TiVo will use best efforts to facilitate discussions between AOL and the applicable third party having Control over such TiVo Platform regarding the incorporation of the AOL TV Application and distribute the AOL TV Application subject to the agreement of such third party. For purposes of this provision, "Control" means material discretion as to the software and services that operate on such TiVo Platform. Examples of TiVo Platforms that are "not Controlled by TiVo" include, but are not limited to, standalone or combination products that are distributed in conjunction with network partners and products that are manufactured by licensees of the TiVo technology and that may or may not include TiVo services.

          (b) TiVo intends to have up to [*]consumer electronics manufacturers for the TiVo Platform. AOL may, from time to time suggest to TiVo certain consumer electronics manufacturers to fill the [*]consumer electronics manufacturer slots (e.g., [*]) that AOL wishes to manufacture AOL TV-Enabled Products (each an "AOL-Preferred Manufacturer"), and TiVo shall use commercially reasonable efforts to enter into a manufacture and distribution agreement with such AOL-Preferred Manufacturer. TiVo shall notify AOL in writing of any change in the consumer electronics manufacturer of the TiVo Platform and AOL shall have the option, in its sole discretion, to include or not include the AOL TV Application on such TiVo Platforms manufactured by such consumer electronics manufacturer. Within thirty (30) days of such notification from TiVo, AOL shall direct TiVo in writing to either include or not include the AOL TV Application on all such TiVo Platforms produced by such consumer electronics manufacturer, and TiVo shall promptly comply and cause its consumer electronics manufacturer to comply with any such written directive.

          (c) TiVo shall, at AOL's request, download the AOL TV Application to AOL-identified products incorporating the TiVo Platform manufactured and distributed prior to the completion of the AOL TV Application; provided that such TiVo Platforms are Controlled by TiVo and subject to pre-existing contractual limitations or restrictions from TiVo's existing network distribution partners. AOL will reimburse TiVo for its reasonable costs associated with such download. Upon AOL's reasonable request, TiVo shall prepare and provide to AOL a printout identifying the number of TiVo Platforms in the field eligible to receive the download of the AOL TV Application, the number of TiVo Platforms for which the download has been completed, and the number of TiVo platforms in the field that are not eligible to receive the download (e.g., TiVo Series 1 platform or

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                                        9
               third party controlled platform). The foregoing information shall be calculated by TiVo based on the number of subscribers using each of the various TiVo platforms.

9.   Support.

     9.1  Customer Support Responsibilities. TiVo will be responsible for
          ---------------------------------
          providing tier one and tier two customer support to End Users of the TiVo Service. AOL will be responsible for providing tier one and tier two customer support to End Users of the AOL TV Service. Tier one support includes (i) initial contact with the End User to define the problem, if any, and (ii) the provision of answers to any questions about product functionality, to the extent reasonably possible. Tier two support is a higher level of support that reflects a knowledge base of principally all known issues that may arise related to the applicable service. Each Party will provide a toll-free telephone number to the other Party for referral of End Users having support issues. Each Party shall also provide the other Party with the current telephone or pager numbers at which such Party's designated technical support personnel can be reached by the other Party's designated support personnel, [*], to answer questions with respect to the AOL TV Application, Mercury Application and the AOL TV-Enabled Product that could not be handled by such Party's tier one and tier two support contacts. Each Party agrees that it will only contact the other Party's designated support personnel outside of the other Party's standard customer service hours in the event of a major service interruption or other problem that results in a significant increase in immediate call volume to such Party's call centers.

     9.2  Training. The Parties shall mutually agree upon and implement training
          --------
          of a reasonable number of each Party's employees or designated representatives with respect to support of the AOL TV Service, AOL TV Application, Mercury Application, and TiVo Service. Each Party shall bear its own costs associated with any such training.

     9.3  Support Materials. Prior to the first commercial release of an AOL
          -----------------
          TV-Enabled Product, the Parties will mutually agree on customer support information materials so as to clearly indicate the appropriate customer service contact for particular problems and questions related to the integration and user interface of the AOL TV-Enabled Product.

     9.4  Reports. The Parties will mutually agree upon reports to be exchanged
          -------
          detailing customer support information useful to each Party in improving its customer service performance (e.g., call volumes, complaints, etc.).

10.  Term and Termination.

     10.1 Term. Subject to the right of extension, as provided herein, the term
          ----
          of this Agreement shall commence on the Effective Date and shall terminate four (4) years from the Effective Date (the "Initial Term"). The Agreement may be extended by mutual agreement of the Parties. The Initial Term, together with any extensions thereto, shall be referred to herein as the "Term."

     10.2 Termination for Material Breach. Either Party may terminate this
          -------------------------------
          Agreement immediately by giving written notice to the other Party for the occurrence of any Material Breach by such other Party. For the purposes of this Agreement, "Material Breach" shall mean a Party's material default in the performance or observance of any material covenant, agreement or condition set forth herein, which default remains uncured for a period of thirty (30) days (or other applicable cure period as may be specified herein) from the date that the other Party provides notice to the defaulting Party of such default, including, without limitation, any of the following:

          (a) a Party's uncured Material Breach of any of Sections 3, 6, 7, or 8 of the Agreement; or

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                                       10

          (b) a Party's uncured Material Breach of any provision of Schedule 4 (Terms and Conditions); or

          (c) failure of any Deliverable to pass the Acceptance Criteria by a Final Milestone Date.

     10.3 Termination for Change-in-Control. AOL shall have the right to
          ---------------------------------
          terminate this Agreement by giving TiVo sixty (60) days' prior written notice in the event that there is a Change-in-Control of TiVo to any Person that provides any Interactive Service; provided that such termination shall be without cause and without any liability to either Party.

     10.4 Termination for Insolvency. Either Party may terminate this Agreement
          --------------------------
          effective immediately upon giving notice to the other Party, (i) upon the institution by or against such other Party of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of its debts and such proceeding is not rescinded or dismissed within sixty (60) days of its being filed; (ii) upon such other Party making an assignment for the benefit of creditors; or
          (iii) upon such other Party's dissolution or liquidation.

     10.5 AOL Termination. If AOL decides, in its sole discretion, not to pursue
          ---------------
          the AOL TV Application, AOL shall have the right to terminate this Agreement upon sixty (60) days notice to TiVo.

     10.6 Effect of Termination or Expiration.
          -----------------------------------

          (a) If this Agreement is terminated by either Party for any reason, TiVo shall return to AOL all of AOL's Confidential Information or destroy all of AOL's Confidential Information, including all copies of, and notes and compilations related thereto, and shall certify in writing to AOL that such obligations have been completed, and AOL shall return to TiVo all of TiVo's Confidential Information or destroy all of TiVo's Confidential Information, including all copies of, and notes and compilations related thereto, and shall certify in writing to TiVo that such obligations have been completed.

          (b) Notwithstanding anything contained herein to the contrary, the expiration of this Agreement shall not affect the right of any End User (existing prior to the date of expiration) to continue to receive and use the AOL TV Service, including without limitation on or through the AOL TV Enabled Products; and accordingly, AOL may continue providing the AOL TV Service to End Users using the TiVo Platform with the AOL TV Application and TiVo shall retain the licenses and other rights necessary to continue supporting the AOL TV-Enabled Products.

          (c) Within sixty (60) days of the date of termination or expiration of this Agreement, TiVo shall cease manufacturing of all AOL TV-Enabled Products (i.e., discontinue loading the AOL TV Application on new TiVo Platforms). Within sixty (60) days of the date of termination or expiration of this Agreement and unless otherwise mutually agreed to by the Parties, TiVo shall discontinue the distribution of the AOL TV Application; provided that, subject to Section 10.6(d), TiVo shall retain the licenses and other rights necessary to continue distribution, directly or indirectly, and through multiple tiers of distribution, of any AOL TV-Enabled Products previously manufactured for a period not to exceed twelve (12) months. Subject to Section 10.6(d), in addition, TiVo shall retain the licenses and other rights necessary to continue supporting such previously manufactured AOL TV Enabled Products.

          (d)  In the event of termination of this Agreement by TiVo pursuant to
               Section 10.2, either Party may, in its sole discretion, disable the AOL TV Application on all TiVo Platforms, provided, however, upon AOL's request, AOL shall have a transition period not to exceed one hundred and twenty (120) days following the effective date of any such termination during which TiVo shall not disable the AOL TV Application on any TiVo Platform unless an [*] exists which TiVo believes in

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                                       11
               good faith is causing material adverse harm to the TiVo Platform or TiVo brand. In the event of termination of this Agreement by AOL pursuant to Section 10.2, AOL may, in its sole discretion and at any time, discontinue providing AOL Service to the AOL TV-Enabled Products provided, however, upon TiVo's request, AOL shall not disable the AOL TV Application on any TiVo Platform for a period not to exceed one hundred and twenty (120) days following the effective date of any such termination unless an [*]comparable to an [*]exists with respect to the TiVo Platform or TiVo Service which AOL in good faith believes is causing material adverse harm to the AOL TV Service or AOL brand.

          (e) In the event of termination of this Agreement pursuant to Section 10.5, TiVo shall invoice AOL, and AOL shall pay to TiVo, for all work performed up to the date of termination and for all costs reasonably incurred by TiVo in modifying the marketing and promotional materials to remove all references to the AOL TV-Enabled Product and the AOL TV Service.

     10.7 Survival. Notwithstanding the termination, cancellation or expiration
          --------
          of this Agreement for any reason, the provisions of Sections 2, 6, 7, 10, and 11 of this Agreement and Sections 2.4, 3, 4 (for a period of four (4) years), 5.5, 7, 8, 11, and 14 through 18 and 20 through 31 of
          Schedule 4 shall survive such termination, cancellation or expiration indefinitely and the provisions of Section 10 of this Agreement and
          Section 1 of Schedule 4 shall survive such termination, cancellation or expiration solely to the extent necessary to provide the continuing End User support set forth in Section 10.6 of this Agreement.

11.  Standard Terms.

   The Standard Terms & Conditions set forth on Schedule 4 attached hereto are hereby made a part of this Agreement.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers and representatives as of the day and year first written above.

AMERICA ONLINE, INC.                      TIVO INC.

By: /s/ Edward M. Prince, Jr.             By:  /s/ Morgan Guenther
   -----------------------------------       -----------------------------------

Name:   Edward M. Prince, Jr.             Name:    Morgan Guenther
     ---------------------------------         ---------------------------------
        SR Vice President Business
Title:  Affairs and Development           Title:   President
      --------------------------------          --------------------------------


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                                       12

                                   Schedule 1
                                   Definitions

"Acceptance Criteria" shall mean the mutually agreed upon criteria for
 -------------------
evaluating whether the Deliverables conform with the Specifications, agreed upon in accordance with Section 3.1(d) and set forth in Schedule 3.

"Affiliate" shall mean, with respect to any Person, any other Person that
 ---------
directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person where "control" means ownership, directly or indirectly, of[*]or more of the outstanding voting stock or other equity or ownership interest in such Person. Such Person shall be deemed an "Affiliate" only for so long as such ownership exists.

"Agreement" shall have the meaning set forth the first paragraph of the
 ---------
Agreement.

"AOL" shall have the meaning set forth the first paragraph of the Agreement.
 ---

"AOL Classic Service" shall mean the narrow-band U.S. version of the America
 -------------------
Online(R) brand service specifically excluding (a) the AOL TV Service, (b) the AOL "Mobile" service, (c) AOL.com or any other AOL interactive site, (d) the international versions of an America Online service (e.g., AOL Japan), (e) "ICQ," "AOL NetFind," "AOL Instant Messenger" or any similar independent product or service which may be offered by, through or with the U.S. version of the America Online(R) brand service, (f) any content or programming area over which AOL does not exercise complete operational control (including, without limitation, content areas controlled by AOL Studios (e.g., Digital City), content areas controlled by other information providers and member-created content areas), (g) any yellow pages, white pages, classifieds or other search, directory or review services or content offered by or through the U.S. version of the America Online(R) brand service, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online service which is materially different from the narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, content and/or services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

"AOL IP" shall have the meaning set forth in Section 3.1 of Schedule 4.
 ------

"AOL Keyboard" shall have the meaning set forth in Section 4.2 of the Agreement.
 ------------

"AOL Mark" shall have the meaning set forth in Section 2.1 of Schedule 4.
 --------

"AOL Materials" shall have the meaning set forth in Section 3.3(a) of the
 -------------
Agreement.

"AOL Network" shall mean (i) the AOL Classic Service, (ii) the AOL TV Service,
 -----------
(iii) AOL's ICQ product, (iv) AOL.com, (v) the AOL "Mobile" service, (vi) any international versions of the AOL Classic Service and/or the AOL TV Service,
(vii) AOL's CompuServe branded Interactive Service, (viii) Compuserve.com, and
(ix) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide (which may include, without limitation, Internet sites promoting AOL products and services and any "offline" information browsing products of AOL or its Affiliates).

[*] shall have the meaning set forth in[*].

[*]shall have the meaning set forth in[*].

"AOL Preferred Manufacturer" shall have the meaning set forth in Section 8.3(b)
 --------------------------
of the Agreement.


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                                       1-1

"AOL Toolkit" means the libraries and core engines in object code form upon
 -----------
which the AOL TV Service is based.

"AOL TV Application" shall mean the software developed by TiVo to enable access
 ------------------
to the AOL TV Service via the TiVo Platform in accordance with the Specifications.

"AOL TV-Enabled Product" shall have the meaning set forth in Section 3.3(c) of
 ----------------------
the Agreement.

"AOL TV Data" shall have the meaning set forth in Section 6.2 of the Agreement.
 -----------

"AOL TV Service" shall mean any interactive television service offered by or on
 --------------
behalf of AOL or any successor thereto.

"AOL TV Service Successor" shall have the meaning set forth in Section 12 of
 ------------------------
Schedule 4.

"Arbitration Costs" shall have the meaning set forth in Section 16.6 of Schedule
 -----------------
4.

"Attorneys' Fees" shall have the meaning set forth in Section 16.6 of Schedule
 ---------------
4.

[*] shall have the meaning set forth in [*]of the Agreement.

"Browser Software" shall mean the then-current version of the browser software
 ----------------
provided as part of the TiVo Platform and any future browsers or versions thereof.

"Carriage Plan" shall have the meaning set forth in Section 8.2 of the Agreement
 -------------
and Schedule 5.

"Change-in-Control" shall mean:
 -----------------

     (i) any Person is or becomes the beneficial owner, directly or indirectly (whether by merger, consolidation, purchase of securities or otherwise), of more than 50% of the total voting power of all the outstanding Voting Securities of TiVo (or its successor by merger, consolidation or purchase of all or substantially all of its assets) (for the purposes of this clause, such person shall be deemed to beneficially own any Voting Securities of TiVo held by an entity, if such Person beneficially owns, directly or indirectly, more than 50% of the total voting power of the Voting Securities of such entity).

     (ii) the Transfer, lease or other disposition, in one or a series of related transactions, of all or substantially all of the assets of TiVo and its Subsidiaries taken as a whole to any Third Party; or

     (iv) the adoption by the stockholders of TiVo of a plan or proposal for the liquidation or dissolution of TiVo.

"Change Request" shall have the meaning set forth in Section 3.2(b).
 --------------
"Commercial Rules" shall have the meaning set forth in Section 16.2 of Schedule
 ----------------
4.

"Complex Procedures" shall have the meaning set forth in Section 16.2 of
 ------------------
Schedule 4.

"Components" shall have the meaning set forth in Section 7.1(b) of Schedule 4.
 ----------

"Confidential Information" shall have the meaning set forth in Section 4.1 of
 ------------------------
Schedule 4.

"Control" shall have the meaning set forth in Section 8.3(a) of the Agreement.
 -------

"Deliverable" shall mean the AOL TV Application and Mercury Application to be
 -----------
developed and delivered by TiVo as set forth in the Specifications.


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                                      1-2

"Demand" shall have the meaning set forth in Section 16.2 of Schedule 4.
 ------

[*] shall mean the [*]and any additional [*]required to operate and maintain the AOL TV Application running on the AOL TV-Enabled Product. For avoidance of doubt, the [*]specifically exclude any[*], other than any [*]is permitted to include as[*].

"Development Activities" shall mean the development activities to be undertaken
 ----------------------
by TiVo pursuant to Section 3.1(c), 3.2(a), Schedule 2, and Schedule 11.

"Developed Application" shall have the meaning set forth in Schedule 10.
 ---------------------

"Disclaimed Damages" shall have the meaning set forth in Section 11 of Schedule
 ------------------
4.

"Dispute" shall have the meaning set forth in Section 16.1 of Schedule 4.
 -------

"Documentation" shall mean written end-user and user instructions.
 -------------

"Effective Date" shall mean April 30, 2002.
 --------------

"Emergency Download" means the delivery of an Emergency Upgrade to the TiVo
 ------------------
Platform.

[*].

"Emergency Upgrade" means an upgrade that provides a fix or workaround for and
 -----------------
Emergency Issue.

"End Users" means third parties who use the AOL TV-Enabled Products.
 ---------

"Exclusivity Period" shall have the meaning set forth Section 3.3(b) of Schedule
 ------------------
4.

"Force Majeure Event" shall have the meaning set forth in Section 13 of Schedule
 -------------------
4.

[*]shall have the meaning set forth [*]of the Agreement.

"Group" shall have the meaning assigned to such term in Section 13(d)(3) of the
 -----
Securities Exchange Act of 1934, as amended.

"Hard Drive" means the hard disk drive contained in a TiVo Platform.
 ----------

"Indemnified Party" shall have the meaning set forth in Section 8.1 of Schedule
 -----------------
4.

"Indemnifying Party" shall have the meaning set forth in Section 8.1 of Schedule
 ------------------
4.

"Initial Term" shall have the meaning set forth in Section 10.1 of the
 ------------
Agreement.

[*]shall mean the [*]described in[*].

"Interactive Service" shall mean one or more of the following: (i) online or
 -------------------
Internet connectivity services (e.g., Internet service provision); (ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service) and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mall or other leading online commerce site); (iii) a persistent desktop client; or (iv) communications software capable of

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                                      1-3
serving as the principal means through which a user creates, sends and receives electronic mail or real time or "instant" online messages (whether by telephone, computer or other means).

"Management Committee" shall have the meaning set forth in Section 16.1 of
 --------------------
Schedule 4.

"Manufacturer" shall mean any third party manufacturer of the TiVo Platform.
 ------------

"Marks" shall have the meaning set forth in Section 2.1 of Schedule 4.
 -----

"Material Breach" shall have the meaning set forth in Section 10.2 of the
 ---------------
Agreement.

"Mercury Application" shall mean the server-based software application for a
 -------------------
service to be offered to AOL members to allow them to remotely schedule program recordings and other TV-related activities via a PC to be developed by TiVo in accordance with the Specifications.

"Milestone Schedule" shall have the meaning set forth in Section 3.2(a) of the
 ------------------
Agreement.

"Network Operator" shall have the meaning set forth in Section 3.3(b) of
 ----------------
Schedule 4.

"Non-Arbitration Claims" shall have the meaning set forth in Section 16.7 of
 ----------------------
Schedule 4.

"Original Agreement" shall have the meaning set forth in the Recitals to the
 ------------------
Agreement.

"Party(ies)" shall have the meaning set forth the first paragraph of the
 ----------
Agreement.

"Person" shall mean any individual, corporation, limited liability company,
 ------
limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof, but specifically excluding AOL or any Affiliate of AOL, or any Group, other than a Group which includes AOL or any of its Affiliates as members, comprised of two or more of the foregoing.

"Program Manager" shall have the meaning set forth in Section 3.1(b) of the
 ---------------
Agreement.

"Provisioning Support" shall have the meaning set forth in Section 3.2(f) of the
 --------------------
Agreement.

"Qualified AOL TV Service End User" shall mean an end user who subscribes to the
 ---------------------------------
AOL TV Service with access provided via an AOL TV-Enabled Product.

"Records" shall have the meaning set forth in Section 7.2(b) of the Agreement.
 -------

"Release Condition" shall have the meaning set forth in Section 3.2(a) of the
 -----------------
Agreement.

[*]shall have the meaning set forth in [*]of the Agreement.

"Services" shall mean the work to be performed by TiVo pursuant to this
 --------
Agreement.

"Source Code" means fully commented source code, related technical
 -----------
specifications and notes therefor.

"Specifications" shall mean detailed written technical, functional and
 --------------
performance specifications for the AOL TV Application and Mercury Application, as set forth in Schedule 2 attached hereto.

"Subscriber Documentation" shall have the meaning set forth in Section 3.3(c) of
 ------------------------
the Agreement.

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                                      1-4

"Subsidiary(ies)" shall mean (i) any corporation of which a majority of the
 ---------------
securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly, and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

"Term" shall have the meaning set forth in Section 10.1 of the Agreement.
 ----

"Territory" shall mean the United States.
 ---------

"Third Party" shall mean any Person who is not an Affiliate of either Party,
 -----------
including any Group, other than a Group which includes a Party or any of its Affiliates as members.

"Third Party Passthrough" shall have the meaning set forth in Section 3.1(c) of
 -----------------------
the Agreement.

"TiVo" shall have the meaning set forth the first paragraph of the Agreement.
 ----

"TiVo Data" shall have the meaning set forth in Section 6.1 of the Agreement.
 ---------

"TiVo IP" shall have the meaning set forth in Section 3.2 of Schedule 4.
 -------

"TiVo Marks" shall have the meaning set forth in Section 2.1 of Schedule 4.
 ----------

[*].

[*].

"TiVo Platform" shall mean the combination of the TiVo Software Series 2 and the
 -------------
associated hardware and any subsequently released generations of such TiVo Software or hardware.

"TiVo Software" shall mean any system and operating software of TiVo operating
 -------------
on the TiVo Platform that enables the personal video recording functionality or that enables the interface between the TiVo Platform and other software applications.

"Transfer" shall mean, directly or indirectly, to sell, transfer, assign,
 --------
pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Equity Securities beneficially owned by a Person.

"Unauthorized Code" shall mean (i) any virus, Trojan horse, worm, or other
 -----------------
software routines designed to permit unauthorized access, or to disable, erase, modify, deactivate or otherwise harm software, hardware, or data or (ii) any back door, time bomb, drop dead device, protect codes, data destruct keys, or other software routines designed to disable a computer program automatically with the passage of time; provided, however, that "Unauthorized Code" shall not include any software routines designed to permit TiVo, AOL or an End User to obtain access to or to disable the AOL TV Application or Mercury Application for purposes such as maintenance or technical support, or as part of the ordinary operation of the AOL TV Application or Mercury Application.


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                                      1-5

                                       [*]


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                                       2-1

                                      [*]


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                                       3-1

                                       [*]

1    Licenses.

     1.1  AOL License Grant. AOL hereby grants to TiVo a non-exclusive license,
          -----------------
          solely for the purposes of this Agreement, (i) to use and reproduce the AOL Materials only as necessary in order to perform the Development Activities (and to sublicense such limited right to the Browser Software supplier as necessary to fulfill TiVo's obligations hereunder) and distribution obligations set forth in Section 7.3, and
          (ii) to use, demonstrate, test, display, perform, market, distribute and promote the AOL Materials, as incorporated in the AOL TV Application or Mercury Application, and Subscriber Documentation in accordance with Section 7 of the Agreement. TiVo may sublicense (through multiple tiers) the license rights granted in clauses (i) and
          (ii) of the preceding sentence to third parties as necessary to carry out the purposes of this Agreement, including without limitation the manufacture, reproduction, distribution, and licensing of the TiVo Platform with the AOL TV Application, provided however that TiVo shall bear full responsibility for any breach of the applicable license terms, use restrictions and nondisclosure provisions from the actions of any TiVo sublicensees (specifically excluding End Users and other third parties receiving license rights directly from AOL). AOL hereby grants to TiVo a non-exclusive license, to the extent AOL IP is incorporated therein, solely to demonstrate the[*]. TiVo acknowledges and agrees that it shall not attempt to disassemble, decompile, reverse engineer or otherwise access the human readable source code of AOL Materials provided in object code form. End Users will receive rights to use the AOL TV Application and the AOL TV Service by entering into a license agreement directly with AOL (and not by sublicense from or through TiVo), and such license agreements shall be entered into and terminated without regard to the termination or expiration of this Agreement.

     1.2  TiVo License Grant. TiVo hereby grants to AOL a non-exclusive license,
          ------------------
          solely for the purposes of this Agreement, (i) to use the TiVo Platforms provided by TiVo pursuant to Section 3.2(c)(iii) of the Agreement, and (ii) to use and reproduce the remote control technology provided by TiVo only as necessary to develop the AOL Keyboard. AOL acknowledges and agrees that it shall not attempt to disassemble, decompile, reverse engineer or otherwise access the human readable source code of the TiVo Platform or any remote control technology provided to AOL in object code form. TiVo hereby grants to AOL a non-exclusive license, to the extent TiVo IP is incorporated therein, solely to demonstrate the[*].

     1.3  Territory. The rights and licenses granted, and the obligations of the
          ---------
          Parties, under this Agreement are applicable in Territory only.

2    Trademark License.
     -----------------

     2.1  License Grant. Solely in connection with the marketing, promotion and
          -------------
          distribution obligations specified herein, TiVo shall be entitled to use the following trade names, trademarks and service marks of AOL: the "America Online(R)" brand service, "AOLTV(R)" brand service, "AOL(TM)" service/software, AOL's triangle logo (each, an "AOL Mark") (all in accordance with AOL's standard trademark usage guidelines); and AOL shall be entitled to use the trade names, trademarks and service marks of TiVo as provided to AOL by TiVo during the Term (each a "TiVo Mark") (all in accordance with TiVo's standard trademark usage guidelines) (collectively, together with the AOL Marks listed above, the "Marks").

     2.2  Rights. Each Party acknowledges that its utilization of the other
          ------
          Party's Marks will not create in it, nor will such Party represent that it has, any right, title or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

     2.3  Quality Standards. Each Party agrees that the nature and quality of
          -----------------
          its products and services supplied in connection with the other Party's Marks shall conform to quality standards communicated in writing by the other Party for use of its trademarks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party shall comply with all applicable laws and regulations and obtain any required government approvals pertaining to use of the other Party's Marks.

     2.4  Infringement Proceedings. Each Party agrees to promptly notify the
          ------------------------
          other Party of any unauthorized


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                                       4-1
          use of the other Party's Marks of which it has actual knowledge. Each Party shall have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party, at such other Party's expense, with its reasonable cooperation with respect to any such infringement proceedings arising out of the distribution or promotion of AOL TV-Enabled Products hereunder.

3    Ownership.

     3.1  Pre-Existing AOL Intellectual Property. AOL, or its applicable third
          --------------------------------------
          party licensors, shall retain all ownership and license rights in and to all patent, trademark, copyright, trade secret and other intellectual property rights in and to the AOL Materials and AOL Documentation and any other products or technology pre-existing as of the Effective Date, or developed by or for AOL outside of the scope of this Agreement, that are provided by AOL to TiVo for incorporation in the AOL TV Application or Mercury Application (collectively, "AOL IP"), and TiVo shall have only the limited license rights thereto as set forth herein. Except for the licenses granted pursuant to Sections
          1.1 and 2 of this Schedule 4, AOL does not grant or transfer any right in the foregoing AOL intellectual property to TiVo.

     3.2  Pre-Existing TiVo Intellectual Property. TiVo, or its applicable third
          ---------------------------------------
          party licensors, shall retain all ownership and license rights in and to all patent, trademark, copyright, trade secret and other intellectual property rights in and to the TiVo Software and TiVo Platform and any other products or technology pre-existing as of the Effective Date, or developed by or for TiVo outside of the scope of this Agreement, that are incorporated in the AOL TV Application or Mercury Application (collectively, "TiVo IP"). Except for the licenses granted pursuant to Sections 1.2 and 2 of this Schedule 4, TiVo does not grant or transfer any right in the foregoing TiVo intellectual property to AOL.

     3.3  Developed Intellectual Property.
          -------------------------------

          (a) As related to the AOL TV Application, AOL shall own all rights in and to all patent, trademark, copyright, trade secret and other intellectual property rights in and to the components specified as AOL Owned in Schedule 8; TiVo shall own all rights in and to all patent, trademark, copyright, trade secret and other intellectual property rights in and to the components specified as TiVo Owned in Schedule 8; and the Parties shall jointly own (with no duty of accounting) all rights in and to all trademark, copyright, trade secret and other intellectual property rights (excepting patent rights which shall be governed by Section 3.3(d) of this Schedule 4) in and to the components specified as Jointly Owned in Schedule 8. Each Party agrees to execute any documents and take any other steps necessary or helpful to effectuate the ownership provisions of this Section 3.3.

          (b) As related to the Mercury Application, AOL shall own all rights in and to all patent, trademark, copyright, trade secret and other intellectual property rights in and to the components specified as AOL Owned in Schedule 8; TiVo shall own all rights in and to all patent, trademark, copyright, trade secret and other intellectual property rights in and to the components specified as TiVo Owned in Schedule 8; and the Parties shall jointly own (with no duty of accounting) all rights in and to all trademark, copyright, trade secret and other intellectual property rights (excepting patent rights which shall be governed by Section 3.3(d) of this Schedule 4) in and to the components specified as Jointly Owned in Schedule 8. Each Party agrees to execute any documents and take any other steps necessary or helpful to effectuate the ownership provisions of this Section
               3.3. Notwithstanding the foregoing, TiVo agrees that for a period of [*]from the date of AOL's acceptance of the Mercury Application[*], TiVo shall [*]other than [*]and the [*]; provided, however, that in the event AOL does not deploy the Mercury Application within [*]days of the date of acceptance, the foregoing [*]shall be [*], and if AOL does not deploy the Mercury Application within [*]days the foregoing[*]shall immediately[*]. As used herein, [*]shall mean [*]delivering [*]to service populations.

          (c) As related to the[*], and except for (i) any AOL IP or TiVo IP incorporated therein and (ii) works created by [*]at AOL's request (which shall be AOL-owned unless created jointly with TiVo), the Parties shall jointly own all right, title and interest in and to all components of the [*]created by TiVo pursuant to this Agreement (including works jointly created by TiVo and [*]at AOL's request), and all intellectual property rights (excepting patent rights which shall be governed by Section 3.3(e) of this


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                                      4-2

               Schedule 4) therein, without any duty of accounting. Each Party agrees to execute any documents and take any other steps necessary or helpful to effectuate the ownership provisions of this Section 3.3.

          (d) [*]Notwithstanding anything to the contrary contained herein, AOL shall have [*], with respect to any works identified within
               Section 3.3(a) and Section 3.3(b) of this Schedule 4 or Schedule 8 (with respect to the AOLTV Application or the Mercury Application) as "jointly owned[*], to[*] at its sole expense, and all right, title and interest in and [*]or[*] (as the case may be) and [*]thereon shall be [*]by AOL. For purposes of this
               Section 3.3(d), [*]arising out of the [*]shall include any [*]and any other[*]to same, including any foreign or domestic counterparts, [*],[*],[*],[*], [*],[*], and [*]thereof, and any[*] resulting from any of the foregoing in any [*] (herein, the [*]). AOL hereby [*]to TiVo a [*]in and to any such[*]product or service[*], and to otherwise exploit in any manner[*]. TiVo may[*]) to the [*]provided that any such[*] is restricted to using the [*]in conjunction with, or as embodied within, other [*]offered or provided by TiVo or its Affiliates. The [*]in this
               Section 3.3(d) shall be [*]to (i) any[*], (ii) to a[*], (iii) to a [*]that utilizes the [*]in the event of a[*], or (iv) to any [*]. Further, to the extent AOL enforces such [*]the [*]to a third party on a [*] (i.e., excluding [*]arrangements under which AOL does not receive[*]and only after [*]associated with obtaining any such [*]and any such enforcement, TiVo shall be entitled to [*]of any [*]which [*]from, and are reasonably attributable to, the [*]on a [*]. In accordance with the provisions of[*]) of the Agreement, AOL shall [*]to TiVo on all such[*], and associated[*], and shall [*]on a[*] basis (but in no event longer than [*]days from the first [*]). TiVo shall have the right to [*]related to AOL's [*]in accordance with the provisions of [*]of the Agreement. Notwithstanding the foregoing, [*]shall have the right to request in writing [*]to[*] (including, without limitation, [*]) with respect to any element of the[*], and if, after a reasonable period of time for investigation of such[*],[*]to do so, TiVo shall have the right to [*]with such element of the[*], and if TiVo [*]such[*], such element of the[*]shall be deemed [*]. Each Party agrees to [*]and take any other steps necessary or helpful to [*]the[*]of this
               Section 3.3.

          (e)  TiVo Patent Rights. Notwithstanding anything to the contrary
               ------------------
               contained herein, TiVo shall have [*]right, with respect to any works identified within Section 3.3(c) of this Schedule 4 as "jointly owned" [*]to [*]at its sole expense, and all right, title and interest in and [*] (as the case may be) and [*]thereon shall be [*]by TiVo. For purposes of this Section 3.3(e), [*]arising out of the [*]shall include any [*]and any other [*]to same, including any foreign or domestic counterparts, [*]and [*]thereof, and any patents resulting from any of the foregoing in any [*] (herein, the [*]). TiVo hereby [*]to AOL a [*]in and to such [*]product or service [*]to [*] and to otherwise exploit in any manner [*]. AOL may [*]to the [*]provided that any such [*]is restricted to using the [*]in conjunction with, or as embodied within, other [*]offered or provided by AOL or its Affiliates. The [*]in this Section 3.3(d) shall be [*]to (i) any [*], (ii) to a [*] (iii) to a [*]that utilizes the [*]in the event of a [*], or (iv) to [*]. Further, to the extent TiVo enforces such [*]the [*]to a third party on a [*] (i.e., excluding [*]arrangements under which TiVo does not receive [*]), and only after [*]associated with obtaining any such [*]and any such enforcement, AOL shall be entitled to [*]of any [*]which [*]from, and are reasonably attributable to, the [*]on a [*]. In accordance with the provisions of [*]of the Agreement, TiVo shall [*]to AOL on all such [*], and associated [*], and shall [*]on a [*]basis (but in no event longer than [*]from the first date [*].) AOL shall have the right to [*]related to TiVo's [*]in accordance with the provisions of [*]of the Agreement. Notwithstanding the foregoing, [*]shall have the right to request in writing [*]to [*](including, without limitation, [*]) with respect to any element of the [*], and if, after a reasonable period of time for investigation of such [*]to do so, AOL shall have the right to [*]with such element of the [*], and if AOL [*]such [*]such element of the [*]shall be deemed [*]. Each Party agrees to [*]and take any other steps necessary or helpful to [*]the [*]of this Section 3.3.

     3.4 [*]. Except as otherwise set forth in [*]and excluding any [*]or [*]incorporated therein, the [*]in the [*] (specifically excluding [*]of either Party contained therein) and any other [*]pre-existing as of the [*], that was [*]by the Parties under the [*], shall continue to be [*]by the Parties, without any [*]. Each Party agrees to [*]and take any other steps necessary or helpful to [*]of this Section 3.4.

4    Confidentiality.

     4.1  Definition. "Confidential Information" means any confidential and
          ----------
          proprietary information of, or in possession of, either Party, including, without limitation, information relating to either Party's product and service plans, trade secrets, inventions, data, designs, reports, analyses, costs, prices and names, customer lists, finances, marketing plans, business opportunities, personnel, research and development, and know-how exchanged hereunder


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                                      4-3
          or under the Original Agreement. The disclosing Party will mark all Confidential Information in tangible form as "confidential" or "proprietary" or with a similar legend. The disclosing Party will identify all Confidential Information disclosed orally as confidential at the time of disclosure and provide to the receiving Party a written summary of such Confidential Information within thirty (30) days after such disclosure. "Confidential Information" shall not, however, include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving Party; (ii) is known by the receiving Party at the time of disclosure and is not subject to restriction; (iii) is independently developed by the receiving Party; (iv) is lawfully obtained from a third party that rightfully makes such disclosure without breach of a duty of confidentiality; or (v) is made generally available by the disclosing Party without restriction on disclosure. Notwithstanding anything to the contrary, "Confidential Information" of a Party shall at all times remain the property of such Party.

     4.2  Treatment of Confidential Information. TiVo and AOL recognize that, in
          -------------------------------------
          connection with the performance of this Agreement, each of them may disclose to the other its Confidential Information, or each may obtain Confidential Information of the other through performance under this Agreement (including Confidential Information of a Party that is developed by the other Party). Except as permitted in connection with the license rights granted pursuant to this Agreement, a Party who obtains any Confidential Information of the other agrees (i) to maintain the confidential status of such Confidential Information,
          (ii) not to use any such Confidential Information for any purpose other than the purpose for which it was originally disclosed to the receiving Party (which purpose, unless otherwise specified, shall be to develop, market, sell and maintain the Integrated Product), and
          (iii) to disclose such Confidential Information only to those of its employees having a need to know such information, and not to disclose any of such Confidential Information to any third party other than consultants, contractors and advisors having a need to know such information and under a written obligation (A) to keep such information confidential and (B) to use such information only for the purposes set forth above.

     4.3  Required Disclosure. The Parties acknowledge that each may be required
          -------------------
          by law or order of a court or other governmental authority to disclose the other's Confidential Information, and that each shall endeavor in a commercially reasonable manner to stop or limit such disclosure and afford the other the opportunity to do so. Each Party shall immediately give the other Party written notice of any anticipated disclosure pursuant to this Section 4.3 and will provide reasonable assistance to the other Party, at the other Party's expense, in resisting such disclosure.

     4.4  Third Party Confidential Information. Any confidential information of
          ------------------------------------
          a third party disclosed by a Party to the other in accordance with the marking requirements of Section 4.1 of this Schedule 4 shall be considered Confidential Information hereunder and shall be subject to such additional restrictions as may be imposed by such third party on the discloser and communicated in writing by the discloser to the recipient.

     4.5  Injunctive Relief. Each Party agrees that if a court of competent
          -----------------
          jurisdiction determines that one Party has breached, or attempted or threatened to breach, any of its confidentiality obligations to the other Party or its proprietary rights, such other Party will be entitled to seek appropriate injunctive relief and other measures restraining further attempted or threatened breaches of such obligations.

     4.6  Independent Activities. Nothing in this Agreement and the terms of
          ----------------------
          confidentiality hereunder will be construed as a representation or agreement to restrict reassignment of either Party's employees, or in any manner to affect or limit either Party's present and future business activities of any nature, including business activities which could be competitive with the disclosing Party, so long as the receiving Party does not breach the restrictions on use and disclosure of Confidential Information as set forth herein. Each Party shall be free to use any residuals resulting from access to or work with Confidential Information, subject to any valid patents, copyrights, and mask work rights of the other Party. The term "residuals" means information in non-tangible form, which may be retained by persons in their unaided memory who had access to such Confidential Information, including, without limitation, ideas, concepts, know-how techniques contained therein. A person's memory is considered unaided if such person has not intentionally memorized the Confidential Information for the purpose of retaining and subsequently using or disclosing it in violation of this Agreement.

     4.7  Third Party Confidentiality. TiVo agrees and acknowledges that to the
          ---------------------------
          extent the standard




                                      4-4
          confidentiality agreement it enters into with [*]and/or [*]subsequent to the Effective Date conflicts with the provisions of this Section 4, with respect to any [*]or[*]Confidential Information, the provisions of the subsequently executed confidentiality agreement shall govern TiVo's obligations to AOL with respect to such[*]Confidential Information.

5    General Representations, Warranties and Acknowledgements.

     5.1  Performance of AOL TV Application and Mercury Application. TiVo
          ---------------------------------------------------------
          warrants to AOL that for a period of[*] days after the date of AOL's acceptance of the AOL TV Application or Mercury Application, respectively (the "Warranty Period"), the Deliverable, when used as permitted under this Agreement and in accordance with the TiVo Documentation shall substantially conform to the Specifications, except to the extent that any nonconformity is caused by a failure of the AOL Materials or AOL TV Service to conform with the Specifications. TiVo does not warrant that the AOL TV Application or Mercury Application will be error free or operate uninterrupted. If the AOL TV Application or Mercury Application fails to substantially conform to the Specifications, AOL shall provide TiVo a statement identifying any failure in sufficient detail for TiVo to recreate such non-compliance. TiVo will, at its own expense and as its sole obligation and AOL's sole remedy for any breach of this warranty, correct or obtain a correction for any reproducible failure of the AOL TV Application or Mercury Application to comply with the foregoing warranty that is reported to TiVo during the Warranty Period.

     5.2  No Unauthorized Code in Applications. TiVo warrants that, to the best
          ------------------------------------
          of its knowledge, the AOL TV Application and Mercury Application as delivered to AOL will not contain any Unauthorized Code; provided that the AOL Toolkit and AOL Materials as delivered to TiVo, does not contain any Unauthorized Code. Using a current version of a reputable "antivirus" program, TiVo shall test the AOL TV Application and Mercury Application for Unauthorized Code. AOL acknowledges that not all Unauthorized Code can be detected by such programs and, therefore, TiVo does not represent or warrant that the AOL TV Application or Mercury Application will be free of Unauthorized Code. TiVo's sole obligation if TiVo's screening procedures detect Unauthorized Code on the AOL TV Application and Mercury Application, or if AOL is otherwise able to demonstrate that the AOL TV Application or Mercury Application when supplied by TiVo is the source of Unauthorized Code, will be to use commercially reasonable efforts to deliver a replacement version of the AOL TV Application or Mercury Application free of the identified Unauthorized Code, at no charge to AOL.

     5.3  No Unauthorized Code in AOL Materials. AOL represents and warrants
          -------------------------------------
          that, to the best of its knowledge, the AOL Toolkit and AOL Materials, as delivered, will not contain any Unauthorized Code. Using a current version of a reputable "antivirus" program, AOL shall test the AOL TV Software for Unauthorized Code. TiVo acknowledges that not all Unauthorized Code can be detected by such programs and, therefore, AOL does not represent or warrant that the AOL Toolkit and AOL Materials will be free of Unauthorized Code. AOL's sole obligation if AOL's screening procedures detect Unauthorized Code on the AOL Toolkit and AOL Materials, or if TiVo is otherwise able to demonstrate that the AOL Toolkit or AOL Materials when supplied by AOL is the source of Unauthorized Code, will be to use commercially reasonable efforts to deliver a replacement version of the AOL Toolkit or AOL Materials free of the identified Unauthorized Code, at no charge to TiVo.

     5.4  Additional Representations of TiVo.
          ----------------------------------

          (a)  No Liens. TiVo represents and warrants that the test units
               --------
               provided by TiVo to AOL pursuant to Section 3.2(c)(iii) of the Agreement, and paid for by AOL, shall be provided to AOL free and clear of any liens, imperfections in title, claims, charges, damages, security interests, restrictions or other encumbrances.

          (b)  No Infringement. TiVo represents and warrants that the
               ---------------
               Deliverables (except to the extent they contain AOL Materials) to the best of its knowledge shall not willfully infringe any patent right, existing in the United States.

     5.5  Acknowledgment.
          --------------

          TiVo hereby acknowledges and agrees that (i) nothing contained in this Agreement shall be construed to obligate or require AOL to provide or continue to provide the AOL TV Service during the Term and (ii) AOL shall be entitled to deliver the


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                                      4-5

          AOL TV Service, or any part thereof, to End Users through the AOL Network, as determined by AOL in its sole and absolute discretion.

6    Right of Access.

     6.1  Access by AOL. TiVo shall permit AOL reasonable access to TiVo's
          -------------
          premises for the purposes of inspecting the AOL TV Application and Mercury Application and determining TiVo's compliance with the terms of this Agreement. When on TiVo's premises, AOL shall comply with TiVo's security and other plant rules that have been provided to AOL in writing and shall comply with any applicable governmental laws and regulations. In the event that any deficiency is found with respect to the AOL TV Application, Mercury Application, or TiVo's compliance with this Agreement, the Parties agree to negotiate in good faith appropriate means for remedying such deficiency. Except as permitted hereunder, AOL shall not access or attempt to access, and shall reasonably cooperate with TiVo, at TiVo's request and sole expense, in the investigation of any apparent unauthorized access to, any computer system, electronic file, software or electronic services of TiVo in which AOL or AOL employees are involved. All user identification numbers and passwords disclosed to a Party and any information obtained by that Party as a result of its access to and use of the computer and electronic data storage systems of the other Party shall be deemed to be, and shall be treated as, Confidential Information of such other Party.

     6.2  Access by TiVo. AOL may in its sole discretion permit TiVo access to
          --------------
          its premises or to any of its computer or electronic data storage systems. When on the premises of AOL, TiVo shall comply with AOL's security and other plant rules that have been provided to TiVo in writing and shall comply with any applicable governmental laws and regulations. TiVo shall limit such access and use to that necessary to perform work within the scope of this Agreement. TiVo shall not otherwise access or attempt to access, and shall reasonably cooperate with AOL at AOL's request and sole expense in the investigation of any apparent unauthorized access to any computer system, electronic file, software or electronic services of AOL in which TiVo or TiVo's employees are involved. All user identification numbers and passwords disclosed to TiVo and any information obtained by TiVo as a result of TiVo's access to and use of the computer and electronic data storage systems of AOL shall be deemed to be, and shall be treated as, Confidential Information of AOL.

7 Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5 OF THIS SCHEDULE 4, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, TITLE AND NONINFRINGEMENT AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

8    Indemnification.

     8.1  Employee Indemnification. Each Party (the "Indemnifying Party") will
          ------------------------
          defend at its expense any suit brought against the other Party and the officers, directors, agents, and employees of such other Party (the "Indemnified Party"), relating to or resulting from personal injury, death, or loss of or damage to tangible property in connection with negligent, reckless or otherwise wrongful acts or omissions, including theft, by the Indemnifying Party, its employees, agents or subcontractors; and by employees of the Indemnifying Party under worker's compensation, or similar employer-employee liability acts, against the Indemnified Party.

     8.2  Intellectual Property Infringement Indemnification.
          --------------------------------------------------

          (a)  In addition to the indemnification obligations set forth in
               Section 8.1, each the Indemnifying Party will defend at its expense any suit brought against the other Indemnified Party and will pay all damages finally awarded in such suit insofar as such suit is based on a claim that the Indemnifying Party's Components infringes any United States patent or copyright, or violates any trade secret right, subject to the Indemnified Party's obligations in Section 8.3. If AOL is the Indemnifying Party, the "Components" shall be defined as the AOL Materials and AOL Marks. If TiVo is the Indemnifying Party, the "Components" shall be defined as the AOL TV Application (specifically excluding any AOL Components therein), the Mercury Application (specifically excluding any AOL Components therein), the TiVo Platform, and the TiVo Marks. Notwithstanding the foregoing, neither Party shall be obligated to indemnify the other Party for infringement claims solely to the


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                                      4-6

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               extent based on or arising from compliance with the
               Specifications, if such claim would not have arisen except for such compliance. For avoidance of doubt, TiVo shall be responsible for infringement claims based on TiVo's implementation of such Specifications if alternate non-infringing implementations were available. In addition, TiVo shall defend at its expense any suit brought against AOL and will pay all damages finally awarded in such suit insofar as such suit is based on the claim that TiVo's manufacturing of an AOLTV-Enabled Product (specifically excluding any AOL Components therein) infringes any patent or copyright, or violates any trade secret right, subject to the Indemnified Party's obligations in Section 8.3. In addition, AOL shall defend at its expense any suit brought against TiVo and will pay all damages finally awarded in such suit insofar as such suit is based on the claim that AOL's grant of any Third Party Passthrough exceeds the scope of rights granted to AOL by such third party, subject to the Indemnified Party's obligations in Section 8.3.

          (b) In the event that the Indemnifying Party's Component is held in any suit to infringe and the right to reproduce, use, or distribute such materials is enjoined, or in the Indemnifying Party's opinion is likely to become the subject of a claim, the Indemnifying Party at its own election and expense will either
               (i) procure for the Indemnified Party the right to continue using such Component, (ii) replace the Component with a functionally equivalent non-infringing product, (iii) modify or replace such Component, or (iv) if none of the foregoing options can be obtained using commercially reasonable efforts and on commercially reasonable terms, require return of the Component and terminate any licenses granted to the Indemnified Party and/or the End User with respect thereto, in which case the Indemnified Party may terminate this Agreement without cost or penalty, provided, however, in the event AOL is the Indemnified Party terminating this Agreement, TiVo shall refund to AOL an amount equal to [*]depreciated on a straight line basis over [*] years.

          (c) Notwithstanding the foregoing, the Indemnifying Party shall have no liability for any infringement arising from: (i) use of the Components in combination with other items, unless the Indemnifying Party provided, required the use of, or specifically recommended or approved such items as a combination, or unless such specific combination would be necessary for use in the normal course of events in connection with the use of the AOL TV-Enabled Product, (ii) modification of the Components after delivery, unless the Indemnifying Party made, required, specifically recommended, or approved such modification, to the extent such infringement is caused by such modification, (iii) any use of the Components not in accordance with this Agreement, for purposes not intended by the Indemnifying Party or after the Indemnifying Party gave the Indemnified Party written notice that such Component was potentially infringing and elected one of the options set forth in this Section 8.2(a), or (iv) any use of any release of an Component other than the most current release made available to the Indemnified Party, provided that the Indemnified Party has been notified of the need to upgrade to the most current release in order to avoid a possible proprietary rights infringement and has had a reasonable opportunity to upgrade to such release.

     8.3  Defense and Settlement. If any claim covered by Section 8.1 or 8.2 of
          ----------------------
          this Schedule 4 is asserted by a third party against the Indemnified Party, and the Indemnifying Party is notified promptly of such claim or is not prejudiced by any delay in notice, then: (a) the Indemnifying Party shall assume, at its cost and expense, the sole defense of such claim through counsel selected by the Indemnifying Party and reasonably acceptable to the indemnified parties, except that the Indemnified parties may at their option and expense select and be represented by separate counsel; (b) the Indemnifying Party shall maintain control of such defense and have the sole right, at its option, to settle any such claim; provided that any settlement shall provide a full release of the indemnified party; (c) Indemnified parties may, at their option and expense, participate in such defense, and if they so participate, the Indemnifying Party and the Indemnified Party shall cooperate with one another in such defense; and (d) the Indemnifying Party shall bear the total costs of any court award or settlement of such claim and all other costs, fees and expenses related to the resolution thereof. THIS SECTION 8 STATES EACH PARTY'S ENTIRE LIABILITY AND SOLE AND EXCLUSIVE REMEDY FOR ANY CLAIMS AND ACTIONS SET FORTH IN SECTION 8.1 AND ANY OTHER CLAIMS OR ACTIONS FOR INFRINGEMENT.

9    Insurance.

     9.1  Required Limits. TiVo shall maintain during the Term of this Agreement
          ---------------
          all insurance and/or bonds required by law or this Agreement, including without limitation:





                                      4-7

          (a) Workers' Compensation and/or other similar insurance coverage with (i) statutory limits of coverage as prescribed by the law of the state in which TiVo's obligations under this Agreement are performed or the Deliverables are delivered; and (ii) although not required by statute, coverage for any TiVo employee entering onto AOL's or any other AOL's premises;

          (b)  Employer's Liability insurance with limits of at least[*];

          (c) Commercial General Liability insurance, including contractual liability, with combined single limits for each occurrence of at least [*]for bodily injury, including death, and property damage; provided that such insurance can come into effect after application of a self-insurance program of no more than[*];

          (d) Products Liability and Products-Completed Operations insurance with a limit of not less than [*]; provided that such insurance can come into effect after application of a self-insurance program of no more than[*];

          (e) Umbrella/Excess Liability Insurance with umbrella/excess liability insurance limits of [*]over all other lines of insurance;

          (f) If the use of motor vehicles is required, Commercial Automobile Liability insurance (including hired and non-owned coverage) with combined single limits for each occurrence of at least [*]for bodily injury, including death, and property damage; and

          (g)  Director and Officer Liability insurance of[*].

     9.2  Coverage for AOL and the Other Entities. TiVo shall cause AOL to be
          ---------------------------------------
          named as an additional insured entity under General Liability and Umbrella/Excess Liability Insurance as required by Section 9.1 of this
          Schedule 4 (except Workers' Compensation), and coverage for AOL under such policies shall be primary. Such policies shall state that AOL is to be notified in writing at least thirty (30) days prior to cancellation of, termination of, or any reduction of coverage in each policy; except that in the event of termination for non-payment of premium, such policies provide for termination upon ten (10) days written notice. TiVo shall [*]of each policy prior to performance hereunder and[*]upon the renewal of each coverage required herein during the term of this Agreement. TiVo shall provide information concerning the extent and limits of TiVo's insurance coverage upon request of AOL. TiVo's purchase of insurance shall not, in any way, limit TiVo's liability under this Agreement.

     9.3  Agents and Subcontractors. Prior to TiVo requiring any agent and/or
          -------------------------
          subcontractor to enter upon AOL's premises for performance of TiVo's obligations under this Agreement, TiVo shall require such agent or subcontractor to maintain the insurance coverage required by Section
          9.1 of this Schedule 4, and [*]of insurance or adequate proof of such insurance upon request.

     9.4  Insurers. All policies required by Section 9.1 of this Schedule 4
          --------
          shall be maintained with insurers with a minimum of A.M. Best's rating of A-VII.

10   Subcontractors.

     10.1 Subcontractors. No provisions of this Agreement or of any agreement
          --------------
          between a Party and any subcontractor shall be construed as an agreement between the other Party and such subcontractor. Each Party shall be as fully responsible to the other Party for the acts and omissions of any of such Party's subcontractors or of any other contractors engaged by the subcontractor as such Party is for the acts and omissions of such Party's own employees. Notwithstanding anything contained herein, and subject to the confidentiality and ownership provisions herein, each Party shall have the right to contract with third parties for engineering, installation or maintenance or any other services specified as such Party's responsibilities under this Agreement, provided, however, that if TiVo wishes to engage the third party subcontracting services of a firm or entity for a substantial portion of the development work set forth herein, [*].

11. Limitation of Liability. EXCEPT IN THE EVENT OF A BREACH OF THE CONFIDENTIALITY PROVISIONS CONTAINED HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE


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                                      4-8

AGREEMENT (EXCEPT IN THE EVENT OF A BREACH OF THIS AGREEMENT INVOLVING FRAUD, WILLFUL MISCONDUCT OR THE GROSS NEGLIGENCE OF EITHER PARTY), THE SALE OF THE AOL TV-ENABLED PRODUCT, THE USE OR INABILITY TO USE THE AOL SERVICE OR THE TIVO SERVICE, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 8 OF THIS
SCHEDULE 4. Except for [*]to [*]or [*]and for [*], each Party's liability to the other arising out of this Agreement will be limited to [*]. These limitations will apply notwithstanding any failure of essential purpose of any limited remedy. The Parties acknowledge that the fees payable hereunder reflect the allocation of risk set forth in this agreement and that neither Party would enter into this Agreement without these limitations on its liability.

12 Assignment. The rights and liabilities of the Parties hereto will bind and inure to the benefit of their respective permitted successors; provided, however, that neither Party may assign its rights hereunder, either in whole or in part, without the prior written consent of the other. Any attempted assignment in violation of the provisions of this Section 12 shall be void. Notwithstanding the foregoing, without securing such prior consent, AOL shall have the right to assign this entire Agreement and all of its rights and obligations hereunder to (i) an Affiliate of AOL, (ii) any successor of AOL by way of merger, consolidation or the acquisition of substantially all of the business and assets of AOL or (iii) any successor to all of the assets of AOL relating to the AOL TV Service (an "AOL TV Service Successor"), provided that a party shall not be deemed an AOL TV Service Successor if such party does not (i) possess all necessary rights to use the AOL TV Marks in connection with the AOL TV Service, and (ii) actually use the AOL TV Marks, without modification or combination with other trademarks, trade names or logos, in its operation of the AOL TV Service business. If at any time an AOL TV Service Successor ceases to meet one or more of the requirements set forth in clauses (i) through (ii) above, TiVo may terminate this Agreement immediately without cost or penalty.

13 Force Majeure. Neither Party shall be deemed in default of this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of any fire, flood, explosion, war, strikes, threatened strikes, stoppage of work, slowdowns, picketing, boycotts, embargoes, requirements imposed by governmental regulations, civil or military authorities, acts of God, or other causes that are beyond the control and without the fault or negligence of the entity unable to perform ("Force Majeure Event") provided that such Party gives the other Party written notice thereof promptly and, in any event, within fifteen
     (15) days of discovery thereof and uses its commercially reasonable efforts to cure any such breach. The failure of a supplier or subcontractor of either Party to perform under its agreement with such Party shall not constitute a Force Majeure Event, unless such supplier or subcontractor's failure to perform is caused by a Force Majeure Event and a reasonable alternate supplier of subcontractor is not available. In the event of any Force Majeure Event, the time for performance or cure shall be extended for a reasonable period of time to allow the Party to secure performance through alternate means on commercially reasonable terms and conditions. If any Force Majeure Event prevents a Party from performing for a period of more than six (6) months, the other Party may terminate this Agreement without cost or penalty upon notice to the nonperforming Party.

14 Member Information. Each Party shall use commercially reasonable efforts to ensure that its collection, use and disclosure of information obtained from End Users under this Agreement complies with (i) all applicable laws and regulations and (ii) such Party's own standard privacy policies. Neither Party will disclose any End User information collected hereunder to any third party in a manner that identifies the End Users as end users of a product or service of the other Party (except to subcontractors having a need to know such information to perform its obligations for a Party as described in Section 10.1 who have agreed in writing to restrictions at least as stringent as those


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                                      4-9
contained herein) or use End User information collected under this Agreement to market another (a) Interactive Service in the case of TiVo or (b) any service similar to the TiVo Service (other than the AOL TV Service) in the case of AOL.

15 Relationship of Parties. The Parties are and shall be independent contractors. Neither Party, its employees, consultants, or agents shall be deemed under this Agreement to be the agents, employees, partners or joint venturers of the other, nor does either Party have any authority to enter into any obligation on behalf of the other. Neither Party shall make any express or implied representations to any third party to the contrary. Each Party and all of its subcontractors shall be solely responsible for compliance with all rules, laws, and regulations relating to the individuals whom they employ. Neither Party nor its Affiliates undertake by this Agreement or otherwise to perform or discharge any liability or obligation of the other Party, whether regulatory or contractual, or to assume any responsibility whatsoever for the conduct of the business or operations of the other Party.

16   Management Committee/Arbitration.

     16.1 Management Committee. The Parties will act in good faith and use
          --------------------
          commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, Affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement. If the Parties cannot resolve the Dispute, the Dispute will be submitted to the Management Committee for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute; provided further that the Management Committee will have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten (10) day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the dispute will be subject to the resolution mechanisms described below. "Management Committee" will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section 16 and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section 16 and then, only in compliance with the procedures set forth in this
          Section 16.

     16.2 Arbitration. Except for Disputes relating to issues of (i) proprietary
          -----------
          rights, including but not limited to intellectual property and confidentiality, and (ii) any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms (which will be resolved by the Parties solely and exclusively through amicable resolution as set forth in
          Section 16.1), any Dispute not resolved by amicable resolution as set forth in Section 16.1 will be governed exclusively and finally by arbitration. Such arbitration will be conducted by the American Arbitration Association ("AAA") in Washington, D.C. and will be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules will be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures will not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

     16.3 Selection of Arbitrators. The arbitration panel will consist of three
          ------------------------
          arbitrators. Each Party will name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, should be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten
          (10) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue


                                      4-10
          with the hearing and determination of the controversy, unless the Parties agree otherwise.

     16.4 Governing Law. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and
          -------------
          not state law, will govern the arbitrability of all Disputes. The arbitrators will allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators will reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence will apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

     16.5 Arbitration Awards. The arbitrators will have the authority to award
          ------------------
          compensatory damages only and will not have the authority to grant any damages that are excluded by the terms and conditions of this Agreement. Any award by the arbitrators will be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators will be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

     16.6 Fees. Each Party will pay the fees of its own attorneys, expenses of
          ----
          witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") will be born equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

     16.7 Non Arbitrable Disputes. Any Dispute that is not subject to final
          -----------------------
          resolution by the Management Committee or to arbitration under this
          Section 16 or by law (collectively, "Non-Arbitration Claims") will be brought in a court of competent jurisdiction in the Commonwealth of Virginia. Each Party irrevocably consents to the exclusive jurisdiction of the state and federal courts serving Fairfax or Loudon counties in the Commonwealth of Virginia, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims.

17 Governing Law. The validity, construction and enforceability of this Agreement (including in an arbitration proceeding) will be governed in all respects by the law of the State of New York, without reference to its choice of law principles.

18 Compliance with Laws. Each Party and all persons performing work under this Agreement under the direction or control of such Party shall comply with the provisions of the Fair Labor Standards Act; the Federal Occupational Safety and Health Act; the Americans with Disabilities Act; the Communications Act of 1934, as amended, all federal, state, county and local rules and regulations relevant to these Acts, rules and regulations to the extent they are applicable to such Party's performance under this Agreement; and any and all other federal, state, county and local laws, ordinances and regulations and codes applicable to the performance of this Agreement.

19 Exports; Re-Exports. Each Party shall comply with all applicable laws, regulations, and rules relating to the export of commodities, software or technical data, and shall not export or re-export any commodities, software, technical data, any products received from the other Party, or direct product of such commodities, software or technical data, to any proscribed country, party, or entity listed in such applicable laws, regulations, and rules, unless properly authorized by the U.S. Government.

20 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to give effect to the intent of the Parties, and the validity, legality and enforceability of the remaining terms or provisions shall not in any way be affected or impaired thereby. In such event, the Parties agree to negotiate in good faith alternate provisions to substitute for any such provisions in order to give effect, to the maximum extent permissible, the intent of any such provision.



                                      4-11

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21   Rights and Remedies Cumulative. Except to the extent otherwise provided in this Agreement, the rights and remedies provided herein and all other rights and remedies available at law or in equity are, to the extent permitted by law, cumulative and not exclusive of any other right or remedy now or hereafter available at law or in equity. Neither asserting a right nor employing a remedy shall preclude the concurrent assertion of any other right or employment of any other remedy.

22 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (except as may otherwise be specifically provided herein to the contrary): (i) if delivered by hand or courier service which provides evidence of delivery to the Party to whom said notice or other communication shall have been directed, upon such receipt, (ii) if mailed by registered air mail with postage prepaid, return receipt requested, on the tenth business day after mailing, or (iii) if transmitted by fax, on the date of transmission, with such transmittal followed by delivery of a confirmation copy via one of the other methods set out herein. All notices shall be addressed as set forth below or to any other address such Party shall notify to the other Party in accordance with this Section 21.

If to AOL, to:

America Online, Inc.
22000 AOL Way
Dulles, Virginia 20166
Attention: President, Business Affairs
Fax: (703) 265-0672

with a copy to:

America Online, Inc.
22000 AOL Way
Dulles, Virginia 20166
Attention: Deputy General Counsel
Fax:  (703) 265-3992

If to TiVo, to:

TiVo Inc.
2160 Gold Street
Alviso, California 95002
Attention: President
Fax: (408) 519-5330

with a copy to:

TiVo Inc.
2160 Gold Street
Alviso, California 95002
Attention: General Counsel
Fax: (408) 519-5330

23 No Waiver. Failure by either Party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision.

24 No Rights in Third Parties. This Agreement is made for the benefit of AOL and TiVo and not for the benefit of any third party.

25 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

26 Headings and References. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

27 Construction. This Agreement has been negotiated by the Parties and their respective counsel. This Agreement will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either Party.

28 Publicity; Press Release; Promotional Materials. TiVo and AOL shall cooperate with each other as to the timing and content of press releases to be issued by the Parties concerning this Agreement. Except as may be required by applicable law or regulation, neither Party shall issue a press release relating to, or otherwise disclose, the existence of or any terms of this Agreement without the prior approval of the other. Before any Party or any of its affiliates releases any press release or other statement or makes any other disclosure concerning this Agreement or the matters contemplated hereby (excluding any disclosure contained in any filing of a Party with the SEC), such Party shall cooperate with the other Party, furnish drafts of all such statements or disclosure to such other Party, and provide the other Party a reasonable opportunity to review and comment upon any such statement or disclosure. The disclosing Party shall reflect all reasonable comments and requests of the other Party in such statement or disclosure prior to the release thereof, and the non-disclosing Party agrees to review and provide comments on any such statement or disclosure promptly following receipt thereof. Notwithstanding the foregoing, nothing in this


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     Section 28 shall in any way interfere with either Party's right to make any statement or disclosure it believes, in its sole discretion, is necessary under any federal, state or foreign law applicable to such Party.

29 Further Assurances. Each Party hereto shall perform all other acts and execute and deliver all other documents as may be reasonably necessary to give effect to the provisions of this Agreement, including, without limitation, to secure all necessary authorizations and approvals of this Agreement of all applicable United States governmental bodies.

30 Complete Agreement. This Agreement, including all exhibits and schedules hereto which are incorporated herein by this reference, and the AOL Investment Agreement, constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede and replace all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter, including, without limitation, the Original Agreement. No amendment to or modification of this Agreement shall be binding unless in writing and signed by a duly authorized representative of both Parties.

31 No Offer. This Agreement does not constitute a legally binding or enforceable offer by either Party and will not be effective until signed by both Parties.


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